Exhibit 99.1

FOR IMMEDIATE RELEASE

April 15, 2015

GSI Group Sells JK Lasers for $31.5 Million

Bedford, Massachusetts –GSI Group, Inc. (NASDAQ: GSIG) (the “Company,” “we,” “our,” “GSI”), a global leader and supplier of precision photonics and motion control components and subsystems to the medical equipment and advanced industrial technology markets, today announced that it has sold its JK Lasers business to Trumpf GmbH + Co. KG, a leading global high-technology company, which produces machine tools, lasers and electronics for industrial applications, for approximately $31.5 million in cash, subject to customary purchase price adjustments.

JK Lasers is a leading developer and manufacturer of industrial lasers, including industrial fiber lasers that are used to perform cutting, welding, drilling, and additive manufacturing functions in material processing applications. The business is headquartered in Rugby, England and employs approximately 100 people worldwide.

“We decided to sell JK Lasers for an attractive valuation in order to redeploy the capital to invest in our growth strategies of building world class franchises in our core businesses, such as laser scanning and beam delivery, low power CO2 lasers, medical technologies and precision motion products,” said John Roush, Chief Executive Officer of GSI Group Inc. “Our focus will be on both organic growth through differentiated new products, and acquisitions that improve our capabilities in target applications.”

The divestiture is expected to improve GSI’s adjusted gross profit margins by approximately 100 basis points. The JK Lasers business divestiture does not qualify for discontinued operations accounting treatment. However, the Company plans to provide non-GAAP reconciliations that will exclude the results of JK Lasers for both 2014 and 2015.

The JK Lasers business generated approximately $22 million in sales in 2014, but did not have a material impact to GSI’s profitability in 2014. The Company expects to record a pre-tax gain on the sale of approximately $17 million to $20 million, and expects cash proceeds of roughly $26 million to $28 million, excluding tax and transaction-related costs. The Company does not expect the sale to have a material impact to its 2015 non-GAAP earnings per share from continuing operations or Adjusted EBITDA.

About GSI

GSI Group Inc. designs, develops, manufactures and sells precision photonics and motion control components and subsystems to Original Equipment Manufacturers (“OEM”) in the medical equipment and advanced industrial technology markets. The Company is a leader in highly engineered enabling technologies, including CO2 laser sources, laser scanning and beam delivery products, optical data collection and machine vision technologies, medical visualization and informatics solutions, and precision motion control products. The Company specializes in collaborating with OEM customers to adapt its component and subsystem technologies to deliver highly differentiated performance in their applications. GSI Group Inc.’s common shares are quoted on NASDAQ under the ticker symbol “GSIG”.

Use of Non-GAAP Financial Measures

This press release refers to adjusted gross profit margin, non-GAAP earnings per share from continuing operations, and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that these non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, are often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the Company from period to period.

Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. Non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures.

Safe Harbor and Forward-Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, expectations regarding the impact of the sale of JK Lasers on GSI’s adjusted gross profit margins, non-GAAP earnings per share, and Adjusted EBITDA; the amount and timing of pre-tax gain on the sale; cash proceeds from the sale; reinvestment in GSI; prospects for JK Lasers; future acquisitions; business prospects; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activity; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors beyond our control; disruptions or breaches in security of our information technology systems; changes in interest rates, credit ratings or foreign currency exchange rates; risk associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; our failure to comply with local import and export regulations in the jurisdictions in which we operate; our exposure to the credit risk of some of our customers and in weakened markets; our reliance on third party distribution channels; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our failure to successfully integrate recent and future acquisitions into our business; our ability to make divestitures that provide business benefits; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; production difficulties and product delivery delays or disruptions; our compliance, or our failure to comply, with various federal, state and foreign regulations; changes in governmental regulation of our business or products; effects of conflict minerals regulations; our failure to comply with environmental regulations; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; our ability to utilize our net operating loss carryforwards and other tax attributes; changes in tax laws, and fluctuations in our effective tax rates; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; volatility in the market price for our common shares; our ability to access cash and other assets of our subsidiaries; the influence over our business of certain significant shareholders; provisions of our articles of incorporation may delay or prevent a change in control; our significant existing indebtedness may limit our ability to engage in certain activities; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, our subsequent filings with the Securities and Exchange Commission (“SEC”), and in our future filings with the SEC. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

More information about GSI is available on the Company’s website at www.gsig.com. For additional information, please contact GSI Group Inc. Investor Relations at (781) 266-5137 or InvestorRelations@gsig.com.

GSI Group Inc.

Investor Relations Contact:

Robert J. Buckley

(781) 266-5137